SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported)                                         September 16, 2002

DUCKWALL-ALCO STORES, Inc.

(Exact name of Registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Cottage Street

                                                                Abilene, Kansas                         67410-2832

                                            (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code (785) 263-3350

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On September 16, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended August 4, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. s1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

Certification of Chief Executive Officer

I, Glen L. Shank, Chief Executive Officer of Duckwall-ALCO Stores, Inc., hereby certify, in accordance with 18 U.S.C. s 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Quarterly Report on Form 10-Q for the quarter ended August 4, 2002, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Quarterly Report on Form 10-Q for the quarter ended August 4, 2002, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Duckwall-ALCO Stores, Inc.

Dated: September 16, 2002.

/s/ Glen L. Shank
Glen L. Shank

                                                                                          Chairman of the Board and President

Certification of Chief Financial Officer

I, Richard A. Mansfield, Principal Accounting Officer and Vice President - Finance and Treasurer of Duckwall-ALCO Stores, Inc., hereby certify, in accordance with 18 U.S.C. s 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Quarterly Report on Form 10-Q for the quarter ended August 4, 2002, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Quarterly Report on Form 10-Q for the quarter ended August 4, 2002, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Duckwall-ALCO Stores, Inc.

Dated: September 16, 2002.

/s/ Richard A. Mansfield
Richard A. Mansfield

Vice President, Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

    DUCKWALL-ALCO STORES, INC.

Dated: September 16, 2002

                                                                            By: /s/ Richard A. Mansfield

          Richard A. Mansfield

  Vice President, Chief Financial Officer